UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 18, 2022

NightHawk Biosciences, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-35994	26-2844103
(Commission File Number)	(IRS Employer Identification No.)

627 Davis Drive, Suite 400

Morrisville, North Carolina 27560

(Address of principal executive offices and zip code)

(919) 240-7133

(Registrant’s telephone number including area code)

N/A

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0002 par value per share	NHWK	NYSE American LLC
Common Stock Purchase Rights		NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.   Completion of Acquisition or Disposition of Assets

This Current Report on Form 8-K/A amends and supplements Items 9.01(a) and 9.01(b) of the Current Report on Form 8-K filed by NightHawk Biosciences, Inc. (the “Company”) (formerly Heat Biologics, Inc.) with the Securities and Exchange Commission on April 20, 2022 (the “Initial Form 8-K”) to include audited financial statements for the years ended December 2021 and 2020 for Elusys Therapeutics, Inc. (“Elusys”) and unaudited pro forma condensed combined financial information of the Company reflecting ownership of Elusys as of and for the year ended December 31, 2021, which were permitted pursuant to Item 9.01 of Form 8-K to be excluded from the Initial Form 8-K and filed by amendment to the Initial Form 8-K no later than 71 days after the date the Initial Form 8-K was required to be filed.

Item 9.01.   Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired

Elusys’ audited financial statements as of and for the year ended December 31, 2021 and as of and for the years ended December 31, 2020 and 2019 are filed herewith as Exhibits 99.1 and 99.2 and incorporated by reference in this Item 9.01(a).

(b)  Unaudited Pro Forma Financial Information

The pro forma condensed combined financial information of the Company required by Item 9.01(b) of Form 8-K is filed herewith as Exhibit 99.3 and incorporated by reference in this Item 9.01(b).

(d)  Exhibits.

The following exhibits are filed with this Amendment No. 1 to Current Report on Form 8-K.

Exhibit Number	Description
23.1	Consent of Cherry Bekaert LLP, independent auditor
23.2	Consent of EisnerAmper LLP independent auditor
99.1	Elusys Therapeutics, Inc. audited financial statements as of and for the year ended December 31, 2021
99.2	Elusys Therapeutics, Inc. audited financial statements as of and for the years ended December 31, 2020 and 2019
99.3	NightHawk Biosciences, Inc. Unaudited Pro Forma Condensed Combined Financial Statements as of and for the year ended December 31, 2021
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 6, 2022	NightHawk Biosciences, Inc.

	By:	/s/ Jeffrey Wolf
	Name:	Jeffrey Wolf
	Title:	Chairman, President and Chief Executive Officer